EFFECTIVE MARCH 11 21014
THE NAME HAS BEEN CHANGED
TO COOLPAD GROUP LIMITED

                         EXHIBIT A



AMERICAN DEPOSITARY SHARES

(Each American Depositary Share

represents twenty (20) deposited
Shares)


                              THE
BANK OF NEW YORK
                           AMERICAN
DEPOSITARY RECEIPT
                             FOR
ORDINARY SHARES OF
                            PAR
VALUE HK$0.01 EACH OF
                       CHINA
WIRELESS TECHNOLOGIES LIMITED
               (INCORPORATED UNDER
THE LAWS OF THE CAYMAN ISLANDS)


      The Bank of New York as
depositary (hereinafter called the
Depositary)
hereby certifies that
______________________ or
registered assigns IS THE OWNER
OF_____________________


                           AMERICAN
DEPOSITARY SHARES

      representing deposited
ordinary shares par value HK$0.01
(herein called
Shares) of China Wireless
Technologies Limited incorporated
under the laws
of the Cayman Islands (herein
called the Company). At the date
hereof each
American Depositary Share
represents twenty (20) ordinary
shares deposited or
subject to deposit under the
Deposit Agreement (as such term is
hereinafter
defined) at the Hong Kong office of
The Hongkong and Shanghai Banking
Corporation Limited (herein called
the Custodian). The Depositarys
Corporate
Trust Office is located at a
different address than its
principal executive
office. Its Corporate Trust Office
is located at 101 Barclay Street
New York
N.Y. 10286 and its principal
executive office is located at One
Wall Street
New York N.Y. 10286.




               THE DEPOSITARYS
CORPORATE TRUST OFFICE ADDRESS IS
                    101 BARCLAY
STREET NEW YORK N.Y. 10286




1
PAGE

      1. THE DEPOSIT AGREEMENT.

      This American Depositary
Receipt is one of an issue (herein
called
Receipts) all issued and to be
issued upon the terms and
conditions set forth
in the deposit agreement dated as
of September 8 2006 (herein called
the
Deposit Agreement) by and among the
Company the Depositary and all
Owners
and Beneficial Owners from time to
time of Receipts issued thereunder
each of
whom by accepting a Receipt agrees
to become a party thereto and
become bound by
all the terms and conditions
thereof. The Deposit Agreement sets
forth the
rights of Owners and Beneficial
Owners of the Receipts and the
rights and duties
of the Depositary in respect of the
Shares deposited thereunder and any
and all
other securities property and cash
from time to time received in
respect of
such Shares and held thereunder
(such Shares securities property
and cash are
herein called Deposited
Securities). Copies of the Deposit
Agreement are on
file at the Depositarys Corporate
Trust Office in New York City and
at the
office of the Custodian.

      The statements made on the
face and reverse of this Receipt
are summaries
of certain provisions of the
Deposit Agreement and are qualified
by and subject
to the detailed provisions of the
Deposit Agreement to which
reference is
hereby made. Capitalized terms
defined in the Deposit Agreement
and not defined
herein shall have the meanings set
forth in the Deposit Agreement.

      2. SURRENDER OF RECEIPTS AND
WITHDRAWAL OF SHARES.

      Upon surrender at the
Corporate Trust Office of the
Depositary of this
Receipt and upon payment of the fee
of the Depositary provided in this
Receipt
and subject to the terms and
conditions of the Deposit Agreement
the Owner
hereof is entitled to delivery to
him or upon his order of the
Deposited
Securities at the time represented
by the American Depositary Shares
for which
this Receipt is issued. Delivery of
such Deposited Securities may be
made by the
delivery of (a) certificates in the
name of the Owner hereof or as
ordered by
him or certificates properly
endorsed or accompanied by proper
instruments of
transfer and (b) any other
securities property and cash to
which such Owner is
then entitled in respect of this
Receipt. Such delivery will be made
at the
option of the Owner hereof either
at the office of the Custodian or
at the
Corporate Trust Office of the
Depositary provided that the
forwarding of
certificates for Shares or other
Deposited Securities for such
delivery at the
Corporate Trust Office of the
Depositary shall be at the risk and
expense of the
Owner hereof.

      3. TRANSFERS SPLITUPS AND
COMBINATIONS OF RECEIPTS.

      The transfer of this Receipt
is registerable on the books of the
Depositary at its Corporate Trust
Office by the Owner hereof in
person or by a
duly authorized attorney upon
surrender of this Receipt properly
endorsed for
transfer or accompanied by proper
instruments of transfer and funds
sufficient
to pay any applicable transfer
taxes and the fees and expenses of
the Depositary
and upon compliance with such
regulations if any as the
Depositary may
establish for such purpose. This
Receipt may be split into other
such Receipts
or may be combined with other such
Receipts into one Receipt
evidencing the
same aggregate number of American
Depositary Shares as the Receipt or
Receipts
surrendered. As a condition
precedent to the execution and
delivery
registration of transfer splitup
combination or surrender of any
Receipt or
withdrawal of any Deposited
Securities the Depositary the
Custodian or
Registrar may require payment from
the depositor of the Shares or the
presenter
of the Receipt of a sum sufficient
to reimburse it for any tax or
other
governmental charge



2
PAGE

and any stock transfer or
registration fee with respect
thereto (including any
such tax or charge and fee with
respect to Shares being deposited
or withdrawn)
and payment of any applicable fees
as provided in this Receipt may
require the
production of proof satisfactory to
it as to the identity and
genuineness of any
signature and may also require
compliance with any regulations the
Depositary
may establish consistent with the
provisions of the Deposit Agreement
or this
Receipt including without
limitation this Article 3.

      The delivery of Receipts
against deposits of Shares
generally or against
deposits of particular Shares may
be suspended or the transfer of
Receipts in
particular instances may be refused
or the registration of transfer of
outstanding Receipts generally may
be suspended during any period when
the
transfer books of the Depositary
are closed or if any such action is
deemed
necessary or advisable by the
Depositary or the Company at any
time or from time
to time because of any requirement
of law or of any government or
governmental
body or commission or under any
provision of the Deposit Agreement
or this
Receipt or for any other reason
subject to the provisions of the
following
sentence. Notwithstanding anything
to the contrary in the Deposit
Agreement or
this Receipt the surrender of
outstanding Receipts and withdrawal
of Deposited
Securities may not be suspended
subject only to (i) temporary
delays caused by
closing the transfer books of the
Depositary or the Company or the
deposit of
Shares in connection with voting at
a shareholders meeting or the
payment of
dividends (ii) the payment of fees
taxes and similar charges and (iii)
compliance with any U.S. or foreign
laws or governmental regulations
relating to
the Receipts or to the withdrawal
of the Deposited Securities.
Without
limitation of the foregoing the
Depositary shall not knowingly
accept for
deposit under the Deposit Agreement
any Restricted Securities
(including without
limitation any Shares bearing a
legend indicating they are
Restricted Securities
or any Shares deposited by a person
identified to the Depositary by the
Company
as an affiliate of the Company)
unless a registration statement is
in effect as
to such Shares.

      4. LIABILITY OF OWNER OR
BENEFICIAL OWNER FOR TAXES.

      If any tax or other
governmental charge shall become
payable by the
Custodian or the Depositary with
respect to any Receipt or any
Deposited
Securities represented hereby such
tax or other governmental charge
shall be
payable by the Owner or Beneficial
Owner hereof to the Depositary. The
Depositary may refuse to effect any
transfer of this Receipt or any
withdrawal
of Deposited Securities represented
by American Depositary Shares
evidenced by
such Receipt until such payment is
made and pursuant to relevant laws
and to
the Deposit Agreement may withhold
any dividends or other
distributions or may
sell for the account of the Owner
or Beneficial Owner hereof any part
or all of
the Deposited Securities
represented by the American
Depositary Shares evidenced
by this Receipt and may apply such
dividends or other distributions or
the
proceeds of any such sale in
payment of such tax or other
governmental charge
and the Owner or Beneficial Owner
hereof shall remain liable for any
deficiency.

      5. WARRANTIES ON DEPOSIT OF
SHARES.

      Every person depositing
Shares hereunder and under the
Deposit Agreement
shall be deemed thereby to
represent and warrant that such
Shares and each
certificate therefor are validly
issued fully paid nonassessable and
free of
any preemptive rights of the
holders of outstanding Shares and
that the person
making such deposit is duly
authorized so to do. Every such
person shall also be
deemed to represent that such
Shares and the Receipts



3
PAGE

evidencing American Depositary
Shares representing such Shares
would not be
Restricted Securities. Such
representations and warranties
shall survive the
deposit of Shares and issuance of
Receipts.

      6. FILING PROOFS CERTIFICATES
AND OTHER INFORMATION.

      Any person presenting Shares
for deposit or any Owner or
Beneficial Owner
of a Receipt may be required from
time to time to file with the
Depositary or
the Custodian such proof of
citizenship or residence exchange
control approval
or such information relating to the
registration on the books of the
Company or
the Foreign Registrar if applicable
to execute such certificates and to
make
such representations and warranties
as the Depositary may deem
necessary or
proper. The Depositary may withhold
the delivery or registration of
transfer of
any Receipt or the distribution of
any dividend or sale or
distribution of
rights or of the proceeds thereof
or the delivery of any Deposited
Securities
until such proof or other
information is filed or such
certificates are executed
or such representations and
warranties made. No Share shall be
accepted for
deposit unless accompanied by
evidence satisfactory to the
Depositary which may
include a legal opinion issued by
the Companys Cayman and/or Chinese
counsel
that any necessary approval has
been granted by any governmental
body in the
Cayman Islands and China which is
then performing the function of the
regulation of currency exchange.

      7. CHARGES OF DEPOSITARY.

      The Company agrees to pay the
fees reasonable expenses and
outofpocket
charges of the Depositary and those
of any Registrar only in accordance
with
agreements in writing entered into
between the Depositary and the
Company from
time to time. The Depositary shall
present its statement for such
charges and
expenses to the Company at least
once every three months. The
charges and
expenses of the Custodian are for
the sole account of the Depositary.

      The following charges shall
be incurred by any party depositing
or
withdrawing Shares or by any party
surrendering Receipts or to whom
Receipts are
issued (including without
limitation issuance pursuant to a
stock dividend or
stock split declared by the Company
or an exchange of stock regarding
the
Receipts or Deposited Securities or
a distribution of Receipts pursuant
to
Section 4.03 of the Deposit
Agreement) or by Owners as
applicable: (1) taxes
and other governmental charges (2)
such registration fees as may from
time to
time be in effect for the
registration of transfers of Shares
generally on the
Share register of the Company or
Foreign Registrar and applicable to
transfers
of Shares to or from the name of
the Depositary or its nominee or
the Custodian
or its nominee on the making of
deposits or withdrawals under the
terms of the
Deposit Agreement (3) such cable
telex and facsimile transmission
expenses as
are expressly provided in the
Deposit Agreement (4) such expenses
as are
incurred by the Depositary in the
conversion of foreign currency
pursuant to
Section 4.05 of the Deposit
Agreement (5) a fee of $5.00 or
less per 100
American Depositary Shares (or
portion thereof) for the execution
and delivery
of Receipts pursuant to Section
2.03 4.03 or 4.04 of the Deposit
Agreement and
the surrender of Receipts pursuant
to Section 2.05 or 6.02 of the
Deposit
Agreement (6) a fee of $.02 or less
per American Depositary Share (or
portion
thereof) for any cash distribution
made pursuant to Sections 4.01
through 4.04
of the Deposit Agreement (7) a fee
for the distribution of securities
pursuant
to Section 4.02 of the Deposit
Agreement such fee being in an
amount equal to
the fee for the execution and
delivery of American Depositary
Shares referred to
above which would have



4
PAGE

been charged as a result of the
deposit of such securities (for
purposes of this
clause 7 treating all such
securities as if they were Shares)
but which
securities are instead distributed
by the Depositary to Owners (8) in
addition
to any fee charged under clause (6)
a fee of $.02 or less per American
Depositary Share (or portion
thereof) for depositary services
which will
accrue on the last day of each
calendar year and which will be
payable as
provided in clause (9) below; and
(9) any other charge payable by the
Depositary any of the Depositarys
agents including the Custodian or
the
agents of the Depositarys agents in
connection with the servicing of
Shares or
other Deposited Securities (which
charge shall be assessed against
Owners of
record as of the date or dates set
by the Depositary in accordance
with Section
4.06 of the Deposit Agreement and
shall be collected at the sole
discretion of
the Depositary by billing such
Owners for such charge or by
deducting such
charge from one or more cash
dividends or other cash
distributions).

      The Depositary subject to
Article 8 hereof may own and deal
in any class
of securities of the Company and
its affiliates and in Receipts.

      8. PRERELEASE OF RECEIPTS.

      Notwithstanding Section 2.03
of the Deposit Agreement the
Depositary may
execute and deliver Receipts prior
to the receipt of Shares pursuant
to Section
2.02 of the Deposit Agreement
(PreRelease). The Depositary may
pursuant to
Section 2.05 of the Deposit
Agreement deliver Shares upon the
receipt and
cancellation of Receipts which have
been PreReleased whether or not
such
cancellation is prior to the
termination of such PreRelease or
the Depositary
knows that such Receipt has been
PreReleased. The Depositary may
receive
Receipts in lieu of Shares in
satisfaction of a PreRelease. Each
PreRelease
will be (a) preceded or accompanied
by a written representation from
the person
to whom Receipts are to be
delivered that such person or its
customer owns the
Shares or Receipts to be remitted
as the case may be (b) at all times
fully
collateralized with cash or such
other collateral as the Depositary
deems
appropriate (c) terminable by the
Depositary on not more than five
(5) business
days notice and (d) subject to such
further indemnities and credit
regulations
as the Depositary deems
appropriate. The number of American
Depositary Shares
which are outstanding at any time
as a result of PreReleases will not
normally
exceed thirty percent (30%) of the
Shares deposited under the Deposit
Agreement;
provided however that the
Depositary reserves the right to
change or disregard
such limit from time to time as it
deems appropriate.

      The Depositary may retain for
its own account any compensation
received by
it in connection with the
foregoing.

      9. TITLE TO RECEIPTS.

      It is a condition of this
Receipt and every successive Owner
and
Beneficial Owner of this Receipt by
accepting or holding the same
consents and
agrees that title to this Receipt
when properly endorsed or
accompanied by
proper instruments of transfer is
transferable by delivery with the
same effect
as in the case of a negotiable
instrument provided however that
the
Depositary notwithstanding any
notice to the contrary may treat
the person in
whose name this Receipt is
registered on the books of the
Depositary as the
absolute owner hereof for the
purpose of determining the person
entitled to
distribution of dividends or other
distributions or to any notice
provided for
in the Deposit Agreement or for all
other purposes and neither the
Depositary
nor the Company shall have any
obligation or



5
PAGE

be subject to any liability under
the Deposit Agreement to any holder
of a
Receipt unless such holder is the
Owner thereof.

      10. VALIDITY OF RECEIPT.

      This Receipt shall not be
entitled to any benefits under the
Deposit
Agreement or be valid or obligatory
for any purpose unless this Receipt
shall
have been executed by the
Depositary by the manual signature
of a duly
authorized signatory of the
Depositary; provided however that
such signature
may be a facsimile if a Registrar
for the Receipts shall have been
appointed and
such Receipts are countersigned by
the manual signature of a duly
authorized
officer of the Registrar.

      11. REPORTS; INSPECTION OF
TRANSFER BOOKS.

      The Company currently
furnishes the Securities and
Exchange Commission
(hereinafter called the Commission)
with certain public reports and
documents
required by foreign law or
otherwise under Rule 12g32(b) under
the Securities
Exchange Act of 1934. Such reports
and communications will be
available for
inspection and copying by Owners
and Beneficial Owners at the public
reference
facilities maintained by the
Commission located at 450 Fifth
Street N.W.
Washington D.C. 20549.

      The Depositary will make
available for inspection by Owners
of Receipts at
its Corporate Trust Office any
reports and communications
including any proxy
soliciting material received from
the Company which are both (a)
received by
the Depositary as the holder of the
Deposited Securities and (b) made
generally
available to the holders of such
Deposited Securities by the
Company. The
Depositary will also upon written
request send to Owners of Receipts
copies of
such reports when furnished by the
Company pursuant to the Deposit
Agreement.
Any such reports and communications
including any such proxy soliciting
material furnished to the
Depositary by the Company shall be
furnished in
English to the extent such
materials are required to be
translated into English
pursuant to any regulations of the
Commission.

      The Depositary will keep
books at its Corporate Trust Office
for the
registration of Receipts and
transfers of Receipts which at all
reasonable times
shall be open for inspection by the
Owners of Receipts provided that
such
inspection shall not be for the
purpose of communicating with
Owners of Receipts
in the interest of a business or
object other than the business of
the Company
or a matter related to the Deposit
Agreement or the Receipts.

      12. DIVIDENDS AND
DISTRIBUTIONS.

      Whenever the Depositary
receives any cash dividend or other
cash
distribution on any Deposited
Securities the Depositary will if
at the time of
receipt thereof any amounts
received in a foreign currency can
in the judgment
of the Depositary be converted on a
reasonable basis into United States
dollars
transferable to the United States
and subject to the Deposit
Agreement convert
such dividend or distribution into
dollars and will distribute the
amount thus
received (net of the fees and
expenses of the Depositary as
provided in Article
7 hereof and Section 5.09 of the
Deposit Agreement) to the Owners of
Receipts
entitled thereto provided however
that in the event that the Company
or the
Depositary is required to withhold
and does withhold from any cash
dividend or
other cash distribution in respect
of



6
PAGE

any Deposited Securities an amount
on account of taxes the amount
distributed
to the Owners of the Receipts
evidencing American Depositary
Shares representing
such Deposited Securities shall be
reduced accordingly.

      Subject to the provisions of
Section 4.11 and 5.09 of the
Deposit
Agreement whenever the Depositary
receives any distribution other
than a
distribution described in Sections
4.01 4.03 or 4.04 of the Deposit
Agreement
the Depositary will cause the
securities or property received by
it to be
distributed to the Owners entitled
thereto after deduction or upon
payment of
any fees and expenses of the
Depositary or any taxes or other
governmental
charges in proportion to the number
of American Depositary Shares
representing
such Deposited Securities held by
them respectively in any manner
that the
Depositary may deem equitable and
practicable for accomplishing such
distribution; provided however that
if in the opinion of the Depositary
such
distribution cannot be made
proportionately among the Owners
entitled thereto
or if for any other reason
(including but not limited to any
requirement that
the Company or the Depositary
withhold an amount on account of
taxes or other
governmental charges or that such
Securities must be registered under
the
Securities Act of 1933 in order to
be distributed to Owners or
Beneficial Owners
hereof) the Depositary deems such
distribution not to be feasible the
Depositary may adopt such method as
it may deem equitable and
practicable for
the purpose of effecting such
distribution including but not
limited to the
public or private sale of the
securities or property thus
received or any part
thereof and the net proceeds of any
such sale (net of the fees and
expenses of
the Depositary as provided in
Article 7 hereof and Section 5.09
of the Deposit
Agreement) shall be distributed by
the Depositary to the Owners of
Receipts
entitled thereto as in the case of
a distribution received in cash.

      If any distribution consists
of a dividend in or free
distribution of
Shares the Depositary may and shall
if the Company shall so request
distribute
to the Owners of outstanding
Receipts entitled thereto
additional Receipts
evidencing an aggregate number of
American Depositary Shares
representing the
amount of Shares received as such
dividend or free distribution
subject to the
terms and conditions of the Deposit
Agreement with respect to the
deposit of
Shares and the issuance of American
Depositary Shares evidenced by
Receipts
including the withholding of any
tax or other governmental charge as
provided in
Section 4.11 of the Deposit
Agreement and the payment of the
fees and expenses
of the Depositary as provided in
Article 7 hereof and Section 5.09
of the
Deposit Agreement. The Depositary
may withhold any such distribution
of Receipts
if it has not received satisfactory
assurances from the Company that
such
distribution does not require
registration under the Securities
Act or is exempt
from registration under the
provisions of such Act. In lieu of
delivering
Receipts for fractional American
Depositary Shares in any such case
the
Depositary will sell the amount of
Shares represented by the aggregate
of such
fractions and distribute the net
proceeds all in the manner and
subject to the
conditions described in Section
4.01 of the Deposit Agreement. If
additional
Receipts are not so distributed
each American Depositary Share
shall
thenceforth also represent the
additional Shares distributed upon
the Deposited
Securities represented thereby.

      In the event that the
Depositary determines that any
distribution in
property (including Shares and
rights to subscribe therefor) is
subject to any
tax or other governmental charge
which the Depositary is obligated
to withhold
pursuant to relevant laws the
Depositary may by public or private
sale dispose
of all or a portion of such
property (including Shares and
rights to subscribe
therefor) in such amounts and in
such manner as the



7
PAGE

Depositary deems necessary and
practicable to pay any such taxes
or charges and
the Depositary shall distribute the
net proceeds of any such sale after
deduction of such taxes or charges
to the Owners of Receipts entitled
thereto.

      13. RIGHTS.

      In the event that the Company
shall offer or cause to be offered
to the
holders of any Deposited Securities
any rights to subscribe for
additional
Shares or any rights of any other
nature the Depositary shall have
discretion
as to the procedure to be followed
in making such rights available to
any Owners
or in disposing of such rights on
behalf of any Owners and making the
net
proceeds available to such Owners
or if by the terms of such rights
offering or
for any other reason the Depositary
may not either make such rights
available
to any Owners or dispose of such
rights and make the net proceeds
available to
such Owners then the Depositary
shall allow the rights to lapse. If
at the time
of the offering of any rights the
Depositary determines in its
discretion that
it is lawful and feasible to make
such rights available to all or
certain Owners
but not to other Owners the
Depositary may distribute to any
Owner to whom it
determines the distribution to be
lawful and feasible in proportion
to the
number of American Depositary
Shares held by such Owner warrants
or other
instruments therefor in such form
as it deems appropriate.

      In circumstances in which
rights would otherwise not be
distributed if an
Owner of Receipts requests the
distribution of warrants or other
instruments in
order to exercise the rights
allocable to the American
Depositary Shares of such
Owner under the Deposit Agreement
the Depositary will make such
rights
available to such Owner upon
written notice from the Company to
the Depositary
that (a) the Company has elected in
its sole discretion to permit such
rights to
be exercised and (b) such Owner has
executed such documents as the
Company has
determined in its sole discretion
are reasonably required under
applicable law.

      If the Depositary has
distributed warrants or other
instruments for rights
to all or certain Owners then upon
instruction from such an Owner
pursuant to
such warrants or other instruments
to the Depositary from such Owner
to exercise
such rights upon payment by such
Owner to the Depositary for the
account of
such Owner of an amount equal to
the purchase price of the Shares to
be received
upon the exercise of the rights and
upon payment of the fees and
expenses of
the Depositary and any other
charges as set forth in such
warrants or other
instruments the Depositary shall on
behalf of such Owner exercise the
rights
and purchase the Shares and the
Company shall cause the Shares so
purchased to
be delivered to the Depositary on
behalf of such Owner. As agent for
such Owner
the Depositary will cause the
Shares so purchased to be deposited
pursuant to
Section 2.02 of the Deposit
Agreement and shall pursuant to
Section 2.03 of
the Deposit Agreement execute and
deliver Receipts to such Owner. In
the case
of a distribution pursuant to the
second paragraph of this Article 13
such
Receipts shall be legended in
accordance with applicable U.S.
laws and shall be
subject to the appropriate
restrictions on sale deposit
cancellation and
transfer under such laws.

      If the Depositary determines
in its discretion that it is not
lawful and
feasible to make such rights
available to all or certain Owners
it may sell
subject to all applicable legal
requirements the rights warrants or
other
instruments in proportion to the
number of American Depositary
Shares held by
the Owners to whom it has
determined it may not lawfully or
feasibly make such
rights available and allocate the
net proceeds of such sales (net of
the fees
and expenses of the Depositary as
provided in Section 5.09 of the
Deposit



8
PAGE

Agreement and all taxes and
governmental charges payable in
connection with such
rights and subject to the terms and
conditions of the Deposit
Agreement) for the
account of such Owners otherwise
entitled to such rights warrants or
other
instruments upon an averaged or
other practical basis without
regard to any
distinctions among such Owners
because of exchange restrictions or
the date of
delivery of any Receipt or
otherwise.

      The Depositary will not offer
rights to Owners unless both the
rights and
the securities to which such rights
relate are either exempt from
registration
under the Securities Act of 1933
with respect to a distribution to
all Owners or
are registered under the provisions
of such Act. If an Owner of
Receipts
requests the distribution of
warrants or other instruments
notwithstanding that
there has been no such registration
under such Act the Depositary shall
not
effect such distribution unless it
has received an opinion from
recognized
counsel in the United States for
the Company upon which the
Depositary may rely
that such distribution to such
Owner is exempt from such
registration.
Notwithstanding any other provision
of the Deposit Agreement under no
circumstances shall the Depositary
any Owner or any other person have
the right
to require the Company to register
under the Securities Act of 1933 or
otherwise any rights or securities
issued by the Company.

      The Depositary shall not be
responsible for any failure to
determine that
it may be lawful or feasible to
make such rights available to
Owners in general
or any Owner in particular.

      14. CONVERSION OF FOREIGN
CURRENCY.

      Whenever the Depositary or
the Custodian shall receive foreign
currency
by way of dividends or other
distributions or the net proceeds
from the sale of
securities property or rights and
if at the time of the receipt
thereof the
foreign currency so received can in
the judgment of the Depositary be
converted
on a reasonable basis into Dollars
and the resulting Dollars
transferred to the
United States the Depositary shall
convert or cause to be converted by
sale or
in any other manner that it may
determine such foreign currency
into Dollars
and such Dollars shall be
distributed to the Owners entitled
thereto or if the
Depositary shall have distributed
any warrants or other instruments
which
entitle the holders thereof to such
Dollars then to the holders of such
warrants and/or instruments upon
surrender thereof for cancellation.
Such
distribution may be made upon an
averaged or other practicable basis
without
regard to any distinctions among
Owners on account of exchange
restrictions the
date of delivery of any Receipt or
otherwise and shall be net of any
expenses of
conversion into Dollars incurred by
the Depositary as provided in
Section 5.09
of the Deposit Agreement.

      If such conversion or
distribution can be effected only
with the approval
or license of any government or
agency thereof the Depositary shall
file such
application for approval or license
if any as it may deem desirable.

      If at any time the Depositary
shall determine that in its
judgment any
foreign currency received by the
Depositary or the Custodian is not
convertible
on a reasonable basis into Dollars
transferable to the United States
or if any
approval or license of any
government or agency thereof which
is required for
such conversion is denied or in the
opinion of the Depositary is not
obtainable
or if any such approval or license
is not obtained within a reasonable
period as
determined by the Depositary the
Depositary may distribute the
foreign currency
(or an appropriate document
evidencing the right to receive
such foreign
currency)



9
PAGE

received by the Depositary to or in
its discretion may hold such
foreign
currency uninvested and without
liability for interest thereon for
the
respective accounts of the Owners
entitled to receive the same.

      If any such conversion of
foreign currency in whole or in
part cannot be
effected for distribution to some
of the Owners entitled thereto the
Depositary
may in its discretion make such
conversion and distribution in
Dollars to the
extent permissible to the Owners
entitled thereto and may distribute
the balance
of the foreign currency received by
the Depositary to or hold such
balance
uninvested and without liability
for interest thereon for the
respective
accounts of the Owners entitled
thereto.

      15. RECORD DATES.

      Whenever any cash dividend or
other cash distribution shall
become payable
or any distribution other than cash
shall be made or whenever rights
shall be
issued with respect to the
Deposited Securities or whenever
for any reason the
Depositary causes a change in the
number of Shares that are
represented by each
American Depositary Share or
whenever the Depositary shall
receive notice of
any meeting of holders of Shares or
other Deposited Securities the
Depositary
shall fix a record date (a) for the
determination of the Owners of
Receipts who
shall be (i) entitled to receive
such dividend distribution or
rights or the
net proceeds of the sale thereof
(ii) entitled to give instructions
for the
exercise of voting rights at any
such meeting or (iii) responsible
for any fee
assessed by the Depositary pursuant
to the Deposit Agreement or (b) on
or after
which each American Depositary
Share will represent the changed
number of
Shares subject to the provisions of
the Deposit Agreement.

      16. VOTING OF DEPOSITED
SECURITIES.

      Upon receipt of notice of any
meeting of holders of Shares or
other
Deposited Securities if requested
in writing by the Company the
Depositary
shall as soon as practicable
thereafter mail to the Owners of
Receipts a
notice the form of which notice
shall be in the sole discretion of
the
Depositary which shall contain (a)
such information as is contained in
such
notice of meeting received by the
Depositary from the Company (b) a
statement
that the Owners of Receipts as of
the close of business on a
specified record
date will be entitled subject to
any applicable provision of Cayman
or Chinese
law and of the Articles of
Association of the Company to
instruct the
Depositary as to the exercise of
the voting rights if any pertaining
to the
amount of Shares or other Deposited
Securities represented by their
respective
American Depositary Shares and (c)
a statement as to the manner in
which such
instructions may be given including
an express indication that such
instructions
may be given or deemed given in
accordance with the last sentence
of this
paragraph if no instruction is
received to the Depositary to give
a
discretionary proxy to a person
designated by the Company. Upon the
written
request of an Owner of a Receipt on
such record date received on or
before the
date established by the Depositary
for



10
PAGE

such purpose the Depositary shall
endeavor in so far as practicable
to vote or
cause to be voted the amount of
Shares or other Deposited
Securities represented
by such American Depositary Shares
evidenced by such Receipt in
accordance with
the instructions set forth in such
request. The Depositary shall not
vote or
attempt to exercise the right to
vote that attaches to the Shares or
other
Deposited Securities other than in
accordance with such instructions
or deemed
instructions. If the Depositary
does not receive instructions from
any Owner
with respect to any of the
Deposited Securities represented by
the American
Depositary Shares evidenced by such
Owners Receipts on or before the
date
established by the Depositary for
such purpose such Owner shall be
deemed and
the Depositary shall deem such
Owner to have instructed the
Depositary to give
a discretionary proxy to a person
designated by the Company with
respect to such
Deposited Securities and the
Depositary shall give a
discretionary proxy to a
person designated by the Company to
vote such Deposited Securities;
provided
that no such instruction shall be
deemed given and no such
discretionary proxy
shall be given with respect to any
matter as to which the Company
informs the
Depositary (and the Company agrees
to provide such information as
promptly as
practicable in writing) that (i)
the Company does not wish such
proxy given
(ii) substantial opposition exists
or (iii) such matter materially and
adversely
affects the rights of holders of
Shares.

      There can be no assurance
that Owners generally or any Owner
in particular
will receive the notice described
in the preceding paragraph
sufficiently prior
to the instruction date to ensure
that the Depositary will vote the
Shares or
Deposited Securities in accordance
with the provisions set forth in
the
preceding paragraph.

      17. CHANGES AFFECTING
DEPOSITED SECURITIES.

      In circumstances where the
provisions of Section 4.03 of the
Deposit
Agreement do not apply upon any
change in nominal value change in
par value
splitup consolidation or any other
reclassification of Deposited
Securities
or upon any recapitalization
reorganization merger or
consolidation or sale
of assets affecting the Company or
to which it is a party any
securities which
shall be received by the Depositary
or a Custodian in exchange for or
in
conversion of or in respect of
Deposited Securities shall be
treated as new
Deposited Securities under the
Deposit Agreement and American
Depositary Shares
shall thenceforth represent in
addition to the existing Deposited
Securities
the right to receive the new
Deposited Securities so received in
exchange or
conversion unless additional
Receipts are delivered pursuant to
the following
sentence. In any such case the
Depositary may and shall if the
Company shall so
request execute and deliver
additional Receipts as in the case
of a dividend in
Shares or call for the surrender of
outstanding Receipts to be
exchanged for
new Receipts specifically
describing such new Deposited
Securities.

      18. LIABILITY OF THE COMPANY
AND DEPOSITARY.

      Neither the Depositary nor
the Company nor any of their
respective
directors employees agents or
affiliates shall incur any
liability to any
Owner or Beneficial Owner of any
Receipt (i) if by reason of any
provision of
any present or future law or
regulation of the United States or
any other
country (including the Cayman
Islands and China) or of any other
governmental
or regulatory authority or by
reason of any provision present or
future of
the Articles of Association of the
Company or by reason of any
provision of any
securities issued or distributed by
the Company or any offering or
distribution
thereof or by reason of any act of
God or war or terrorism or other
circumstances beyond its control
the Depositary or the Company shall
be
prevented delayed or forbidden from
or be subject to any civil or
criminal
penalty on account of doing or
performing any act or thing which
by the terms of
the Deposit Agreement or Deposited
Securities it is provided shall be
done or
performed; (ii) by reason of any
nonperformance or delay caused as
aforesaid
in the performance of any act or
thing which by the terms of the
Deposit
Agreement it is provided shall or
may be done or performed (iii) by
reason of
any exercise of or failure to
exercise any discretion provided
for in the
Deposit Agreement (iv) for the
inability of any Owner or holder to
benefit from
any distribution offering right or
other benefit which is made
available to
holders of Deposited Securities but
is not under the terms of the
Deposit
Agreement made available to Owners
or



11
PAGE

holders or (v) for any special
consequential or punitive damages
for any
breach of the terms of the Deposit
Agreement. Where by the terms of a
distribution pursuant to Sections
4.01 4.02 or 4.03 of the Deposit
Agreement
or an offering or distribution
pursuant to Section 4.04 of the
Deposit
Agreement such distribution or
offering may not be made available
to Owners of
Receipts and the Depositary may not
dispose of such distribution or
offering on
behalf of such Owners and make the
net proceeds available to such
Owners then
the Depositary shall not make such
distribution or offering and shall
allow any
rights if applicable to lapse.
Neither the Company nor the
Depositary assumes
any obligation or shall be subject
to any liability under the Deposit
Agreement
to Owners or Beneficial Owners of
Receipts except that they agree to
perform
their obligations specifically set
forth in the Deposit Agreement
without
negligence or bad faith. The
Depositary shall not be subject to
any liability
with respect to the validity or
worth of the Deposited Securities.
Neither the
Depositary nor the Company shall be
under any obligation to appear in
prosecute
or defend any action suit or other
proceeding in respect of any
Deposited
Securities or in respect of the
Receipts on behalf of any Owner or
holder or
other person. Neither the
Depositary nor the Company shall be
liable for any
action or nonaction by it in
reliance upon the advice of or
information from
legal counsel accountants any
person presenting Shares for
deposit any Owner
or Beneficial Owner of a Receipt or
any other person believed by it in
good
faith to be competent to give such
advice or information. The
Depositary shall
not be responsible for any failure
to carry out any instructions to
vote any of
the Deposited Securities or for the
manner in which any such vote is
cast or
the effect of any such vote
provided that any such action or
nonaction is in
good faith. The Depositary shall
not be liable for any acts or
omissions made by
a successor depositary whether in
connection with a previous act or
omission of
the Depositary or in connection
with a matter arising wholly after
the removal
or resignation of the Depositary
provided that in connection with
the issue out
of which such potential liability
arises the Depositary performed its
obligations without negligence or
bad faith while it acted as
Depositary. The
Company agrees to indemnify the
Depositary its directors employees
agents and
affiliates and any Custodian
against and hold each of them
harmless from any
liability or expense (including but
not limited to any fees and
expenses
incurred in seeking enforcing or
collecting such indemnity and the
reasonable
fees and expenses of counsel) which
may arise out of any registration
with the
Commission of Receipts American
Depositary Shares or Deposited
Securities or
the offer or sale thereof in the
United States or out of acts
performed or
omitted pursuant to the provisions
of the Deposit Agreement and of the
Receipts as the same may be amended
modified or supplemented from time
to
time (i) by either the Depositary
or a Custodian or their respective
directors
employees agents and affiliates
except for any liability or expense
arising
out of the negligence or bad faith
of either of them or (ii) by the
Company or
any of its directors employees
agents and affiliates. No
disclaimer of
liability under the Securities Act
of 1933 is intended by any
provision of the
Deposit Agreement.

      19. RESIGNATION AND REMOVAL
OF THE DEPOSITARY; APPOINTMENT OF
SUCCESSOR
CUSTODIAN.

      The Depositary may at any
time resign as Depositary under the
Deposit
Agreement by written notice of its
election so to do delivered to the
Company
pursuant to Section 6.02 of the
Deposit Agreement such resignation
to take
effect upon the appointment of a
successor depositary and its
acceptance of such
appointment as thereinafter
provided.

      The Depositary may at any
time be removed by the Company by
120 days prior



12
PAGE

written notice of such removal to
become effective upon the later of
(i) the
120th day after delivery of the
notice to the Depositary and (ii)
the
appointment of a successor
depositary and its acceptance of
such appointment as
hereinafter provided.

      In case at any time the
Depositary shall resign or be
removed the Company
shall use its best efforts to
appoint a successor depositary
which shall be a
bank or trust company having an
office in the Borough of Manhattan
The City of
New York. Every successor
depositary shall execute and
deliver to its
predecessor and to the Company an
instrument in writing accepting its
appointment thereunder and
thereupon such successor depositary
without any
further act or deed shall become
fully vested with all the rights
powers
duties and obligations of its
predecessor. Notwithstanding the
foregoing (1) if
such succession is the result of
the removal of such predecessor
then upon (a)
payment by the Company to such
predecessor of all sums due and
payable by the
Company to such predecessor (b)
payment to such predecessor of all
other sums
due it by persons other than the
Company pursuant to the terms of
the Deposit
Agreement and (c) the written
request of the Company such
predecessor shall
execute and deliver an instrument
transferring to such successor all
rights and
powers of such predecessor under
the Deposit Agreement shall duly
assign
transfer and deliver all right
title and interest in the Deposited
Securities
to such successor and shall deliver
to such successor a list of the
Owners of
all outstanding Receipts or (2) if
such succession is the result of
the
resignation of such predecessor
then upon (a) payment by the
Company to such
predecessor of all sums due and
payable by the Company to such
predecessor and
(b) the written request of the
Company such predecessor shall
execute and
deliver an instrument transferring
to such successor all rights and
powers of
such predecessor under the Deposit
Agreement shall duly assign
transfer and
deliver all right title and
interest in the Deposited
Securities to such
successor and shall deliver to such
successor a list of the Owners of
all
outstanding Receipts provided
however that such predecessor shall
nevertheless be entitled to receive
payment of all such other sums due
it by
persons other than the Company
pursuant to the terms of the
Deposit Agreement.
Any such successor depositary shall
promptly mail notice of its
appointment to
the Owners.

      The Depositary in its
discretion may appoint a substitute
or additional
custodian or custodians.

      20. AMENDMENT.

      The form of the Receipts and
any provisions of the Deposit
Agreement may
at any time and from time to time
be amended by agreement between the
Company
and the Depositary without the
consent of Owners or Beneficial
Owners of
Receipts in any respect which they
may deem necessary or desirable.
Any
amendment which shall impose or
increase any fees or charges (other
than taxes
and other governmental charges
registration fees and cable telex
or facsimile
transmission costs delivery costs
or other such expenses) or which
shall
otherwise prejudice any substantial
existing right of Owners of
Receipts shall
however not become effective as to
outstanding Receipts until the
expiration of
thirty days after notice of such
amendment shall have been given to
the Owners
of outstanding Receipts. Every
Owner of a Receipt at the time any
amendment so
becomes effective shall be deemed
by continuing to hold such Receipt
to
consent and agree to such amendment
and to be bound by the Deposit
Agreement as
amended thereby. In no event shall
any amendment impair the right of
the Owner
of any Receipt to surrender such
Receipt and receive therefor the



13
PAGE

Deposited Securities represented
thereby except in order to comply
with
mandatory provisions of applicable
law.

      21. TERMINATION OF DEPOSIT
AGREEMENT.

      The Depositary at any time at
the direction of the Company shall
terminate the Deposit Agreement by
mailing notice of such termination
to the
Company and to the Owners of all
Receipts then outstanding at least
90 days
prior to the date fixed in such
notice for such termination. The
Depositary may
likewise terminate the Deposit
Agreement by mailing notice of such
termination
to the Company and the Owners of
all Receipts then outstanding if at
any time 90
days shall have expired after the
Depositary shall have delivered to
the Company
a written notice of its election to
resign and a successor depositary
shall not
have been appointed and accepted
its appointment as provided in the
Deposit
Agreement. On and after the date of
termination the Owner of a Receipt
will
upon (a) surrender of such Receipt
at the Corporate Trust Office of
the
Depositary (b) payment of the fee
of the Depositary for the surrender
of
Receipts referred to in Section
2.05 of the Deposit Agreement and
(c) payment
of any applicable taxes or
governmental charges be entitled to
delivery to him
or upon his order of the amount of
Deposited Securities represented by
the
American Depositary Shares
evidenced by such Receipt. If any
Receipts shall
remain outstanding after the date
of termination the Depositary
thereafter
shall discontinue the registration
of transfers of Receipts shall
suspend the
distribution of dividends to the
Owners thereof and shall not give
any further
notices or perform any further acts
under the Deposit Agreement except
that the
Depositary shall continue to
collect dividends and other
distributions
pertaining to Deposited Securities
shall sell rights and other
property as
provided in the Deposit Agreement
and shall continue to deliver
Deposited
Securities together with any
dividends or other distributions
received with
respect thereto and the net
proceeds of the sale of any rights
or other
property in exchange for Receipts
surrendered to the Depositary
(after
deducting in each case the fee of
the Depositary for the surrender of
a
Receipt any expenses for the
account of the Owner of such
Receipt in accordance
with the terms and conditions of
the Deposit Agreement and any
applicable taxes
or governmental charges). At any
time after the expiration of one
year from the
date of termination the Depositary
may sell the Deposited Securities
then held
under the Deposit Agreement and may
thereafter hold uninvested the net
proceeds
of any such sale together with any
other cash then held by it
thereunder
unsegregated and without liability
for interest for the pro rata
benefit of the
Owners of Receipts which have not
theretofore been surrendered such
Owners
thereupon becoming general
creditors of the Depositary with
respect to such net
proceeds. After making such sale
the Depositary shall be discharged
from all
obligations under the Deposit
Agreement except to account for
such net proceeds
and other cash (after deducting in
each case the fee of the Depositary
for the
surrender of a Receipt any expenses
for the account of the Owner of
such
Receipt in accordance with the
terms and conditions of the Deposit
Agreement
and any applicable taxes or
governmental charges). Upon the
termination of the
Deposit Agreement the Company shall
be discharged from all obligations
under
the Deposit Agreement except for
its obligations to the Depositary
with respect
to indemnification charges and
expenses.

      22. ARBITRATION; WAIVER OF
IMMUNITIES.

      The Deposit Agreement
provides that any controversy claim
or cause of
action brought by any party to the
Deposit Agreement against the
Company arising
out of or relating to the Shares or
other Deposited Securities the
American
Depositary Shares the Receipts or



14
PAGE

the Deposit Agreement or the breach
thereof shall be settled by
arbitration in
accordance with the International
Arbitration Rules of the American
Arbitration
Association and that judgment upon
the award rendered by the
arbitrators may be
entered in any court having
jurisdiction thereof; provided
however that in the
event of any thirdparty litigation
to which the Depositary is a party
and to
which the Company may properly be
joined the Company may be so joined
in any
court in which such litigation is
proceeding; and provided further
that any
such controversy claim cause of
action or other dispute brought by
a party to
the Deposit Agreement against the
Company relating to or based upon
the
provisions of the Federal
securities laws of the United
States or the rules and
regulations promulgated thereunder
may but need not be submitted to
arbitration as provided in the
Deposit Agreement. The Deposit
Agreement further
provides that any controversy claim
or cause of action arising out of
or
relating to the Shares or other
Deposited Securities the American
Depositary
Shares the Receipts or the Deposit
Agreement not subject to
arbitration under
the Deposit Agreement shall be
litigated in the Federal and state
courts in the
Borough of Manhattan The City of
New York and the Company hereby
submits to the
personal jurisdiction of the court
in which such action or proceeding
is
brought.

      To the extent that the
Company or any of its properties
assets or
revenues may have or hereafter
become entitled to or have
attributed to it any
right of immunity on the grounds of
sovereignty or otherwise from any
legal
action suit or proceeding from the
giving of any relief in any respect
thereof from setoff or counterclaim
from the jurisdiction of any court
from
service of process from attachment
upon or prior to judgment from
attachment
in aid of execution or judgment or
other legal process or proceeding
for the
giving of any relief or for the
enforcement of any judgment in any
jurisdiction
in which proceedings may at any
time be commenced with respect to
its
obligations liabilities or any
other matter under or arising out
of or in
connection with the Shares or
Deposited Securities the American
Depositary
Shares the Receipts or the Deposit
Agreement the Company to the
fullest
extent permitted by law hereby
irrevocably and unconditionally
waives and
agrees not to plead or claim any
such immunity and consents to such
relief and
enforcement.

      23. SUBMISSION TO
JURISDICTION; WAIVER OF IMMUNITIES;
JURY TRIAL WAIVER.

      In the Deposit Agreement the
Company has (i) appointed CT
Corporation
System 111 Eighth Avenue New York
N.Y. 10011 as the Companys
authorized
agent upon which process may be
served in any suit or proceeding
arising out of
or relating to the Shares or
Deposited Securities the American
Depositary
Shares the Receipts or this
Agreement (ii) consented and
submitted to the
jurisdiction of any state or
federal court in the State of New
York in which any
such suit or proceeding may be
instituted and (iii) agreed that
service of
process upon said authorized agent
shall be deemed in every respect
effective
service of process upon the Company
in any such suit or proceeding.

      EACH PARTY TO THE DEPOSIT
AGREEMENT (INCLUDING FOR AVOIDANCE
OF DOUBT
EACH OWNER AND HOLDER HEREOF)
HEREBY IRREVOCABLY WAIVES TO THE
FULLEST EXTENT
PERMITTED BY APPLICABLE LAW ANY
RIGHT IT MAY HAVE TO A TRIAL BY
JURY IN ANY
SUIT ACTION OR PROCEEDING AGAINST
THE COMPANY AND/OR THE DEPOSITARY
DIRECTLY OR
INDIRECTLY ARISING OUT OF OR
RELATING TO THE SHARES OR OTHER
DEPOSITED
SECURITIES THE AMERICAN DEPOSITARY
SHARES OR THE



15
PAGE

RECEIPTS THE DEPOSIT AGREEMENT OR
ANY TRANSACTION CONTEMPLATED HEREIN
OR
THEREIN OR THE BREACH HEREOF OR
THEREOF INCLUDING WITHOUT
LIMITATION ANY
QUESTION REGARDING EXISTENCE
VALIDITY OR TERMINATION (WHETHER
BASED ON
CONTRACT TORT OR ANY OTHER THEORY).

      To the extent that the
Company or any of its properties
assets or
revenues may have or hereafter
become entitled to or have
attributed to it any
right of immunity on the grounds of
sovereignty or otherwise from any
legal
action suit or proceeding from the
giving of any relief in any respect
thereof from setoff or counterclaim
from the jurisdiction of any court
from
service of process from attachment
upon or prior to judgment from
attachment
in aid of execution or judgment or
other legal process or proceeding
for the
giving of any relief or for the
enforcement of any judgment in any
jurisdiction
in which proceedings may at any
time be commenced with respect to
its
obligations liabilities or any
other matter under or arising out
of or in
connection with the Shares or
Deposited Securities the American
Depositary
Shares the Receipts or the Deposit
Agreement the Company to the
fullest
extent permitted by law hereby
irrevocably and unconditionally
waives and
agrees not to plead or claim any
such immunity and consents to such
relief and
enforcement.

24. DISCLOSURE OF INTERESTS.

      The Company may from time to
time request Owners to provide
information
(a) as to the capacity in which
such Owners own or owned American
Depositary
Shares (b) regarding the identity
of any other persons then or
previously
interested in such American
Depositary Shares and (c) regarding
the nature of
such interest and various other
matters pursuant to applicable law
or the
Articles of Association or other
such corporate document of the
Company all as
if such American Depositary Shares
were to the extent practicable the
underlying
Shares. Each Owner and Beneficial
Owner agrees to provide any
information
requested by the Company or the
Depositary pursuant to this
Section. The
Depositary agrees to use reasonable
efforts to comply with written
instructions
received from the Company
requesting that the Depositary
forward any such
requests to Owners or to forward to
the Company any responses to such
requests
received by the Depositary.



16